Exhibit 99.2
 Acquisition of Elizabethtown Gas and Elkton Gas October 16, 2017  South Jersey Industries  Color of title & subheading: Red: 32Green: 56Blue: 100

 2  Forward Looking Statements  Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report should be considered forward-looking statements made in good faith by South Jersey Industries (SJI or the Company) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this presentation, or any other of the Company's documents or oral presentations, words such as “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to the risks set forth under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K. These cautionary statements should not be construed by you to be exhaustive and they are made only as of the date of this Report. While the Company believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements whether as a result of new information, future events or otherwise.

Agenda

1. Transaction Highlights
2. Elizabethtown / Elkton Profiles
3. Financing Plan
4. Pro Forma Business Profile
5. A Strategic Acquisition

3

Transaction Highlights

Scale-building Transaction: Expands gas utility rate base by ~50%[1] and customer base by ~77%

Improved Business Mix Profile: Increase in utility earnings contribution to over 80% from ~70% today

Enhanced Utility Investment Opportunity: Incremental long-term investment of ~$800 million through 2026 to replace aging infrastructure

Growth and Earnings Accretion: Accretive to SJI earnings per share beginning in 2020 post-transaction impacts

Strong Combined Credit Profile: Combined entity expected to maintain SJI's existing strong investment grade credit rating

Commitment to New Jersey: Elizabethtown will become a 100% New Jersey owned company and benefit from SJI's commitment to the state and local communities it serves

1 Based on currently-authorized rate base

4

Transaction Overview

Transaction and Purchase Price	➢ Purchase of Elizabethtown Gas and Elkton Gas operating divisions from Southern Company Gas ➢ $1.7 billion transaction value, subject to customary closing adjustments ➢ $1.4 billion[1] effective price adjusting for the ~$300 million present value of tax basis step-up ➢ Assets are being sold debt-free ➢ Effective purchase price represents a multiple of ~23.4x earnings[2]

Financing Plan	➢ All-cash transaction
	➢ Fully committed bridge facility for the full purchase price
	➢ Permanent financing will include:
	    ➢ New SJI long-term debt at operating subsidiaries and holding company
	    ➢ New common equity and mandatory convertible securities
	➢ Post-deal capital structure intended to maintain SJI's existing strong investment grade ratings

Required Approvals	➢ New Jersey Board of Public Utilities ("NJBPU") for Elizabethtown Gas and Elkton Gas ➢ Maryland Public Service Commission ("MPSC")[3] for Elkton Gas ➢ Hart-Scott-Rodino ➢ Federal Energy Regulatory Commission ➢ Federal Communications Commission (licenses)
Timing	➢ Filing for NJBPU and MPSC approval within 90 days ➢ Expected to close in mid-2018

1 Assumes operating leverage consistent with capital structure
2 Based on SJI forecasted year end 2018 earnings
3 Acquisition of Elizabethtown Gas is not contingent upon approval of Elkton Gas acquisition

5

Elizabethtown Gas and Elkton Gas Profiles

Elizabethtown Gas and **Elkton Gas** are regulated gas LDCs that have operated as divisions of Pivotal Utility Holdings, a wholly owned subsidiary of Southern Company and Southern Company Gas

- Acquired by Southern Company in AGL Resources acquisition (which closed in July 2016)
- Regulated by New Jersey Board of Public Utilities and Maryland Public Service Commission, respectively



South Jersey Gas
Elizabethtown Gas
Elkton Gas
PA
NJ
MD
DE

	Elizabethtown Gas	Elkton Gas
Customers (2016A)	288,000	6,300
Rate Base ($ millions)	$720[1]	$9[2]
Net Income (2016A)	$35[3]	$0.3
EBITDA (2016A)	$101[3]	$1.2
Cumulative 2017-2021E Capex	$672	-
Approved Equity Capitalization	46%	-
2016 Throughput (MMdts)	61.5	11.6
Distribution Miles	3,207	100
Transmission Miles	15	-

1 Based on currently-authorized rate base
2 As of 12/31/2016
3 Reflects add-back of $17.5 million in pre-tax rate credits provided to customers in accordance with the NJBPU approval of the Southern/AGL merger and other non-recurring adjustments

6

 Commitment to Customers, Communities and Employees  Customers  Transaction will be seamless to existing customers. They can expect to continue receiving safe, reliable, affordable natural gas serviceStrong culture of customer service will remain a priorityTargeted infrastructure improvements provide the opportunity to bring the benefits of natural gas service to unserved and underserved within the service territory  Communities  Building stronger communities through social investment will remain a priority in all service areasInfrastructure investments not only create jobs, but also promote economic development as service delivery and reliability is enhanced and expanded  Employees  Commitment to maintaining existing workforce for the utilities involved in this transactionAlignment of mission and priorities, including safety, customer growth and exceptional service provide the foundation for a successful transition  7

 Pro Forma Organizational Structure        South Jersey Energy Solutions  Regulated Natural Gas Distribution Company  FERC-Regulated Gas Pipelines/Projects      SJ Energy Services      SJ Energy Group  Energy production portfolio (solar, CHP, landfill gas to electric)  Fuel supply management servicesWholesale and retail natural gas and electric commodity marketing      Regulated      Non-Utility      South Jersey Gas    New Subsidiaries      SJI Midstream    Elizabethtown Gas      Elkton Gas  Regulated Natural Gas Distribution Companies  8

Pro Forma Business Mix and Investment Profile

2017E Economic Earnings Mix [1][2]

South Jersey Industries



SJ Energy Group 22%
Midstream 4%
SJ Energy Services 0%
South Jersey Gas 74%

Elizabethtown/Elkton



Regulated Gas Utility 100%

Pro Forma / Combined



Energy Group 16%
Midstream 3%
Energy Services 0%
South Jersey Gas - SJI Reg. Utility 55%
Elizabethtown /Elkton Reg. Utility 26%

Total Regulated Utility = ~80% of combined economic earnings

Pro Forma Utility Capex (2018-2021) [3]



$500
$400
$300
$200
$100
$0
$383
$444
$363
$298
2018
2019
2020
2021
South Jersey Gas
Elizabethtown Gas

1 Illustrative business mix as if Elizabethtown and Elkton were already contributing to SJI earnings

2 SJI uses the non-GAAP measure of Economic Earnings (EE.) EE eliminates all unrealized gains and losses on commodity and on the ineffective portion of interest rate derivative transactions; adjusts for realized gains and losses attributed to hedges on inventory transactions and for the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period or was realized in a previous period. A full explanation and reconciliation of this non-GAAP measure is provided in our most recent Form 10Q on file with the SEC.

3 Excludes capex related to FERC-regulated pipeline projects (including PennEast)

9

 Acquisition Enhances Scale of SJI  Source: Factset market prices as of October 13, 2017.   Mid-Cap Utilities – Enterprise Value ($ billions)  Gas LDCs – Enterprise Value ($ billions)  10

Financing Plan

- Transaction supported by fully committed bridge loan for the full purchase price
  - Led by Bank of America Merrill Lynch, TD Bank and financing sources arranged by Guggenheim Securities
- Expected permanent transaction financing
  - Financing mix targeted to maintain strong investment grade credit profile
  - Permanent financing to be put in place before close:
    - No existing target debt assumed
    - Purchase price to be financed with:
      - $850 – $900 million of SJI common equity and mandatory convertible securities
      - $510 – $540 million of operating company secured debt, consistent with its existing capital structure
      - $250 – $300 million of SJI senior unsecured notes
      - Cash on hand and/or revolver draw as needed
    - Financing structure consistent with SJI, Elizabethtown and Elkton's existing credit metrics and capital structure
    - Expect to largely mitigate interest rate risk

11

A Strategic Acquisition

Scale-building Transaction

- Expands gas utility rate base by ~50% and customer base by ~77%

Improved Business Mix Profile

- In line with our strategic shift to focus on regulated investments
- Meaningfully adds to our regulated business mix, achieving ~80% regulated Economic Earnings (EE) at close

Enhanced Utility Investment Opportunity

- Increases SJI's near-term utility capital investment program to $1.5 billion over 2018-2021[1]
- Elizabethtown has ~$800 million of potential investment to replace aging infrastructure through 2026, plus additional investment opportunities totaling ~$450 million over the same period

Growth and Earnings Accretion

- Accretive to SJI earnings per share beginning in 2020, post transaction impacts
- Enhances the path to long-term, high-quality growth beyond SJI's existing goal of $150 million in Economic Earnings

Strong Combined Credit Profile

- Combined entity expected to maintain SJI's strong investment grade credit ratings

Commitment to New Jersey

- Expands SJI's New Jersey service territory and leverages existing New Jersey regional expertise
- Customers will benefit from SJI's commitment to the state and local communities it serves

1 Excludes capex related to FERC-regulated pipeline projects (including PennEast)

12

A Strategic Acquisition    Grow Economic Earnings    Improve Quality of Earnings    Maintain Balance Sheet Strength    Maintain Low to Moderate Risk Profile  13  This acquisition supports every tenet of our strategy